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1B




                              ASSIGNMENT OF RIGHTS UNDER
                       REAL ESTATE PURCHASE AND SALE AGREEMENT
                          AND BROKERAGE COMMISSION AGREEMENT

    WAHL & ASSOCIATES, INC., a Washington corporation ("Wahl"), hereby assigns to EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Eagle"), and Eagle accepts, all of Wahl's right, title and interest (except any right to receive payment of a brokerage commission) in and to that certain Real Estate Purchase and Sale Agreement between Metropolitan Park District of Tacoma, a municipal corporation, as seller ("Seller"), and Wahl, as buyer, executed by Seller on April 1, 1996, as amended, concerning certain real property located in Pierce County, Washington ("Park Sale Agreement"). A true and complete copy of the Park Sale Agreement is attached as EXHIBIT A.

    Eagle expressly assumes and agrees to perform all of Wahl's obligations under the Park Sale Agreement and to indemnify, defend and hold Wahl harmless from any and all claims, liabilities or expenses arising under or relating to the Park Sale Agreement. Wahl's assignment to Eagle of Wahl's interest under the Park Sale Agreement is "AS-IS" and Wahl makes no representation or warranty to Eagle concerning the real property which is the subject matter of the Park Sale Agreement including but not limited to the feasibility of development of any of such property by Eagle.

    In consideration of this assignment of the Park Sale Agreement by Wahl to Eagle and for services rendered, Eagle shall pay to Wahl upon the closing of the Park Sale Agreement (or the closing of Eagle's purchase of the real property described in the Park Sale Agreement under any other terms) a real estate brokerage commission in the sum of sixty-four thousand dollars ($64,000).
Wahl is hereby authorized to communicate with any closing agent concerning the closing of the Park Sale Agreement for purposes of coordinating payment to Wahl of such commission.

    In the event of litigation between the parties hereto, declaratory or otherwise, in connection with this instrument, the prevailing party shall recover its costs and attorneys' fees actually incurred including those incurred before filing suit, which shall be determined and fixed by the court as part of the judgment. The parties covenant and agree that they intend by this paragraph to compensate for attorneys' fees actually incurred by the prevailing party to the particular attorneys involved at such attorneys' then normal hourly rates and that this paragraph shall constitute a request to the court that such rate or rates be deemed reasonable.


ASSIGNMENT OF RIGHTS UNDER
REAL ESTATE PURCHASE AND SALE AGREEMENT                             PAGE 1
AND BROKERAGE COMMISSION AGREEMENT                          APRIL 11, 1996

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    This instrument contains the entire agreement between the parties.  The provisions of this instrument shall inure to the benefit of, and shall be binding upon, the successors in interest and assigns of the respective parties hereto. This instrument may not be amended, modified, altered, or changed in any respect whatsoever, except by further agreement in writing duly executed by all the parties hereto.

                                  WAHL & ASSOCIATES, INC.,
                                  a Washington corporation

Date     6 Aug 96                 By /s/Arthur L. Wahl
- ------------------                   ---------------------------------
                                  Its President
                                     ----------------------------------

                                  EAGLE HARDWARE & GARDEN, INC.,
                                  a Washington corporation

Date August 12, 1996              By /s/ Richard T. Takata
    ------------------               ---------------------------------
                                  Its
                                     ---------------------------------

Seller hereby acknowledges receipt of a copy of this Assignment, accepts Eagle Hardware & Garden, Inc. as the Buyer under the Park Sale Agreement in lieu of Wahl & Associates, Inc., and releases Wahl & Associates, Inc., from any further liability or obligation under the Park Sale Agreement.

                                  METROPOLITAN PARK DISTRICT OF TACOMA,
                                  a municipal corporation,



Date                              By
    -----------------                ----------------------------------
                                  Neil A. Ofsthun, Its Executive Director




ASSIGNMENT OF RIGHTS UNDER
REAL ESTATE PURCHASE AND SALE AGREEMENT                              PAGE 2
AND BROKERAGE COMMISSION AGREEMENT                           APRIL 11, 1996

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                                      EXHIBIT A

                                 PARK SALE AGREEMENT